Notice of Award of Restricted Stock Units                Harley-Davidson, Inc.
and Restricted Stock Unit Agreement                ID: 39-1805420
3700 West Juneau Avenue
Milwaukee, WI 53208

[Participant Name]                            [Grant Type]
[Signed Electronically]                            Plan: 2020 Incentive Stock Plan
Acceptance Date: [Acceptance Date]                     ID: [Participant ID]

Effective [Grant Date] (the “Grant Date”), you have been granted Restricted Stock Units with respect to [Number of Shares Granted] shares of Common Stock of Harley-Davidson, Inc. (“HDI”) under HDI's 2020 Incentive Stock Plan (the “Plan”).
Subject to accelerated vesting and forfeiture as described in Exhibit A, the Restricted Stock Units shall vest in accordance with the following schedule (each group of Restricted Stock Units with the same vesting schedule being referred to as a “Tranche”):

Restricted Stock Units Tranche	Vesting Date or Schedule

Fifty percent (50%) of the Restricted Stock Units (Tranche #1)	The first anniversary of the Grant Date
Fifty percent (50%) of the Restricted Stock Units (Tranche #2)	Ratable monthly vesting over the 12 months following the first anniversary of the Grant Date on each monthly anniversary of the Grant Date
If application of the above schedule would produce vesting in a fraction of a Restricted Stock Unit on a vesting date, then the number of Restricted Stock Units that become vested on that vesting date shall be rounded down to the next lower whole number of Restricted Stock Units, and the fractional Restricted Stock Unit shall be carried forward into the next Tranche (or portion thereof) of Restricted Stock Units that vest.
You may not sell, transfer or otherwise convey an interest in or pledge any of your Restricted Stock Units.
The Restricted Stock Units are granted under and governed by the terms and conditions of the Plan and this Restricted Stock Unit Agreement including Exhibit A. Additional provisions regarding your Restricted Stock Units and definitions of capitalized terms used and not defined in this Restricted Stock Unit Agreement can be found in the Plan.
                            HARLEY-DAVIDSON, INC.

                         Tori Termaat
                         Chief Human Resources Officer

Exhibit A to Restricted Stock Unit Agreement
Confidential Information: In consideration of your agreement to the terms of this Restricted Stock Unit Agreement by your acceptance of this Restricted Stock Unit Agreement, the Company promises to disclose to you from time to time confidential and competitively sensitive information concerning, among other things, the Company and its strategies, objectives, performance and business prospects. You may use this information to perform your duties to the Company as well as in determining whether to accept an equity award. You shall not use this information for any purpose prohibited by the Company’s policies and guidelines concerning insider trading and unauthorized disclosure or use of information.
Certain Definitions: The following definitions apply in this Restricted Stock Unit Agreement:
(1) “Company” or “the Company” means HDI and all of its subsidiaries and affiliates engaged in the development, manufacture, procurement, marketing, financing, or selling of two- or three-wheeled motorcycles; motorcycle parts, accessories, and clothing; or other motorcycle-related or motorcycle brand-identified products or services including financial services.
(2) “Competitive Business” as used in this Restricted Stock Unit Agreement means any person, firm, corporation, or entity of any type other than the Company that: (a) is engaged in developing, making, marketing or selling: (i) two- or three-wheeled motorcycles; (ii) motorcycle parts, motorcycle accessories, and/or motorcycle clothing; or (iii) other motorcycle-related or motorcycle brand-identified products or services; and (b) markets or sells, or attempts, intends, or is reasonably expected to market or sell, directly or indirectly such as through a dealer or dealer network, any of these products or services in any Prohibited Territory. Examples of a Competitive Business provided for your convenience and subject to change in an evolving marketplace include, but are not limited to the following: KTM AG; Husqvarna Motorcycles GmbH; Royal Enfield; Erik Buell Racing LLC; MV AGUSTA Motor S.p.A.; Parts Unlimited; Tucker Rocky Distributing; Polaris Industries, Inc.; Victory Motorcycles; Indian Motorcycle Company; Triumph Motorcycles Ltd.; Honda Racing Corporation; Yamaha Motor Co., Ltd.; Suzuki Motor Corporation; Kawasaki Motorcycle & Engine Company; Zero Motorcycles, Inc.; Brammo, Inc.; BMW Motorrad; Bombardier Recreational Products Inc.; Bajaj Auto Limited; TVS Motor Company Ltd.; The Hero Group, Ltd.; and Ural Motorcycles. Tesla, Inc. would be another example of a Competitive Business if Tesla is engaged in developing, manufacturing, marketing or selling a two- or three-wheeled motorcycle and/or related products or services. This non-exhaustive list of examples of competitive businesses does not limit the scope of the definition of Competitive Business provided above.
(3) “Confidential Information” means any information that is not generally known outside the Company relating to any phase of business of the Company, whether existing or foreseeable, including information conceived, discovered or developed by you. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and any information received by the Company under an obligation of confidentiality to a third party.
(4) “Prohibited Territory” shall mean any country in which the Company, at any time during the time period from the date of this Restricted Stock Unit Agreement through the last day of your employment with the Company, (a) directly or indirectly, such as through a dealer network, marketed or sold its motorcycles or motorcycle-related products or services, or (b) had documented plans to market or sell, directly or indirectly, its motorcycles or motorcycle-related products or services (unless such plans had been abandoned).
(5) “Trade Secrets” means any information, including any data, plan, drawing, specification, pattern, procedure, method, computer data, system, program or design, device, list, tool, or compilation, that relates to the present or planned business of the Company and which: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means to, other persons who can obtain economic value from their disclosure or use; and (ii) is the subject of efforts that are reasonable
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under the circumstances to maintain their secrecy. To the extent that the foregoing definition is inconsistent with a definition of "trade secret" under applicable law, the latter definition shall control.
(6) Neither Confidential Information nor Trade Secrets include general skills or knowledge or skills that you obtained prior to your employment with the Company.
Confidentiality:
(1) During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not use or disclose any Confidential Information except for the benefit of the Company in the course of your employment by the Company and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company, or for your benefit or the benefit of anyone else other than the Company.
(2) During the time period from the date of this Restricted Stock Unit Agreement and for so long thereafter as such information is not generally known to, and not readily ascertainable by proper means to, other persons who can obtain economic value from its disclosure or use, you will maintain all Trade Secrets to which you have received access while employed by the Company as confidential and as the property of the Company.
(3) Upon termination of your employment with the Company, you will turn over immediately to the Company all Confidential Information and Trade Secrets (including all paper and electronic copies), and you shall retain no copies thereof. You shall attend an exit interview at or around the time of termination and sign a written statement certifying your compliance with the terms of this Restricted Stock Unit Agreement.
Competitive Employment: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business accept or perform any employment or service or provide any assistance, whether as an employee, consultant, contractor, agent, officer, director, investor, member, or otherwise, in any position or capacity in which your knowledge of Confidential Information or Trade Secrets of the Company or personal association with the goodwill of the Company could reasonably be considered useful.
No Solicitation of Certain Employees: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any employee of the Company who was subject to your direct supervision or about whom you received any Confidential Information, in either event during any part of the last two years of your employment with the Company, to accept any employment, consulting, contracting or other confidential relationship with a Competitive Business.
No Solicitation of Certain Customers: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any customer, distributor or dealer of the Company’s products or services to terminate its relationship with the Company or to purchase or deal in products or services competitive with the Company’s products or services, if you had any material contact with or learned any Confidential Information about the customer, distributor or dealer, in either event through performance of your job duties and responsibilities or through otherwise performing services on behalf of the Company during any part of the last two years of your employment with the Company.
Termination of Employment:
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(1) If you cease to be employed by the Company for reasons other than Cause (as defined in the Plan) on or after age fifty-five (55) and if such cessation of employment occurred after the first anniversary of the Grant Date, then, effective immediately prior to the time of cessation of employment, any Restricted Stock Units that were not previously vested will become vested.
(2) Subject to clause (1), if your employment with the Company is terminated for any reason other than death, Disability or Retirement (based solely on clause (ii) of the definition of such term in the Plan, which requires the consent of the Committee), then you will forfeit any Restricted Stock Units that are not vested as of the date your employment is terminated.
(3) Subject to clause (1), if you cease to be employed by the Company by reason of death, Disability or Retirement (based solely on clause (ii) of the definition of such term), then, effective immediately prior to the time of cessation of employment, a portion of the unvested Restricted Stock Units in each Tranche will vest, which portion will be equal to the number of unvested Restricted Stock Units in that Tranche multiplied by a fraction the numerator of which is the number of Months (counting a partial Month as a full Month) from the Grant Date until the date your employment is terminated by reason of death, Disability or Retirement (based solely on clause (ii) of the definition of such term), and the denominator of which is the number of Months from the Grant Date to the applicable anniversary of the Grant Date on which such Tranche would otherwise have become fully vested if your employment had continued, and you will forfeit the remaining Restricted Stock Units that are not vested. For purposes of this Agreement, a “Month” shall mean the period that begins on the first calendar day after the Grant Date or the applicable anniversary of the Grant Date that occurs in each calendar month, and ends on the anniversary of the Grant Date that occurs in the following calendar month.
Voting Rights and Dividends: You are not entitled to exercise any voting rights with respect to the Shares underlying your Restricted Stock Units. You will be credited with cash amounts equivalent to any dividends and other distributions paid with respect to the Shares underlying your Restricted Stock Units, so long as the applicable record date occurs before you forfeit such Restricted Stock Units, and such dividend equivalents will remain subject to the same risk of forfeiture and other terms as, and be paid at the time of settlement of, the Restricted Stock Units with respect to which they were credited. If, however, any dividends or distributions with respect to the Shares underlying your Restricted Stock Units are paid in Shares rather than cash, you will be credited with additional Restricted Stock Units equal to the number of shares that you would have received had your Restricted Stock Units been actual Shares, and such Restricted Stock Units will be subject to the same risk of forfeiture and other terms of this Restricted Stock Unit Agreement as are the Restricted Stock Units with respect to which they were credited. Amounts credited to you in the form of additional Restricted Stock Units will be settled (if vested) at the same time as the Restricted Stock Units with respect to which they were credited.
Settlement: Your Restricted Stock Units will be settled at the following times, to the extent then vested, by delivery to you of Shares on a one-for-one basis, with one Share being delivered for each Restricted Stock Unit:
•The Tranche #1 Restricted Stock Units will be settled as soon as practicable, and by no later than 90 days, following the first anniversary of the Grant Date; and
•The Tranche #2 Restricted Stock Units will be settled as soon as practicable, and by no later than 90 days, following the second anniversary of the Grant Date;
provided that all then-vested Restricted Stock Units that have not previously been settled will be settled upon your “separation from service” within the meaning of Code Section 409A; provided further that, if you are a “specified employee” within the meaning of Code Section 409A at the time or your separation from service, then, to the extent required to avoid the income inclusion, interest and additional tax imposed by Code Section 409A, settlement of your Restricted Stock Units on account of such separation from service shall be made on the first date that is six (6) months after the date of the separation from service. Cash will be paid in satisfaction of any fractional Restricted Stock Unit settled pursuant to this paragraph.
Issuance of Share Certificates: In lieu of issuing in your name certificate(s) evidencing your Shares, HDI may cause its transfer agent or other agent to reflect on its records your ownership of such Shares.
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Tax Withholding: To the extent that your receipt of Restricted Stock Units, the vesting of Restricted Stock Units, your receipt of payments in respect of Restricted Stock Units or the delivery of Shares to you in respect of Restricted Stock Units results in a withholding obligation to the Company with respect to federal, state or local taxes, the Company has the right and authority to deduct or withhold from any compensation it would pay to you (including payments in respect of Restricted Stock Units) an amount, and/or to treat you as having surrendered vested Restricted Stock Units having a value, sufficient to satisfy its withholding obligations. In its discretion, the Company may require you to deliver to the Company or to such other person as the Company may designate at the time the Company is obligated to withhold taxes that arise from such receipt or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations.
When income results from the delivery of Shares to you in respect of Restricted Stock Units, to the extent the Company permits you to do so, you may satisfy the withholding requirement, in whole or in part, by electing to have the Company accept that number of Shares having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that the Company must withhold in connection with the delivery of such Shares. If you would be left with a fractional share after satisfying the withholding obligation, the fair market value of that fractional share will be applied to your general federal tax withholding. If the Company does not allow you to elect to have the Company accept Shares, or if you want to keep all of the Shares that will be delivered, you will have to deliver to the Company or to such other person as the Company may designate funds in an amount sufficient to cover the withholding tax obligation on a date advised by the Company. Where you may elect to deliver funds to satisfy the withholding tax obligation, your election to deliver funds must be irrevocable, in writing, and submitted to the Secretary or to such other person as the Company may designate on or before the date that the Company specifies, which will be before the date of delivery of the Shares, and if you fail to deliver such election then you will be deemed to have elected to have the Company accept Shares as described above.
Rejection/Acceptance: You have ninety (90) days following the Grant Date to accept this Award through your Fidelity account. If you have not accepted this Award within ninety (90) days following the Grant Date, the Restricted Stock Units granted herein shall be automatically forfeited. If you choose to accept this Restricted Stock Unit Agreement, then you accept the terms of this Award and acknowledge these tax implications and agree and consent to all amendments to the Plan through the Grant Date as they apply to this Award and any prior awards to you of any kind under such plans.

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Notice of Award of Restricted Stock Units                Harley-Davidson, Inc.
and Restricted Stock Unit Agreement (LW)                ID: 39-1805420
3700 West Juneau Avenue
Milwaukee, WI 53208

[Participant Name]                            [Grant Type]
[Signed Electronically]                             Plan: 2020 Incentive Stock Plan
Acceptance Date: [Acceptance Date]                     ID: [Participant ID]
Effective [Grant Date] (the “Grant Date”), you have been granted Restricted Stock Units with respect to [Number of Shares Granted] shares of Common Stock of Harley-Davidson, Inc. (“HDI”) under HDI's 2020 Incentive Stock Plan (the “Plan”).
Subject to accelerated vesting and forfeiture as described in Exhibit A, a portion of the Restricted Stock Units (Restricted Stock Units with the same scheduled vesting date are referred to as a “Tranche”) shall vest in accordance with the following schedule:

Restricted Stock Units Tranche	Vesting Date

One-third of the Restricted Stock Units (Tranche #1)	The first anniversary of the Grant Date
An additional one-third of the Restricted Stock Units (Tranche #2)	The second anniversary of the Grant Date
The final one-third of the Restricted Stock Units (Tranche #3)	The third anniversary of the Grant Date
You may not sell, transfer or otherwise convey an interest in or pledge any of your Restricted Stock Units.
The Restricted Stock Units are granted under and governed by the terms and conditions of the Plan and this Restricted Stock Unit Agreement including Exhibit A. Additional provisions regarding your Restricted Stock Units and definitions of capitalized terms used and not defined in this Restricted Stock Unit Agreement can be found in the Plan.

HARLEY-DAVIDSON, INC.

Tori Termaat
Chief Human Resources Officer

Exhibit A to Restricted Stock Unit Agreement
Confidential Information: In consideration of your agreement to the terms of this Restricted Stock Unit Agreement by your acceptance of this Restricted Stock Unit Agreement, the Company promises to disclose to you from time to time confidential and competitively sensitive information concerning, among other things, the Company and its strategies, objectives, performance and business prospects. You may use this information to perform your duties to the Company as well as in determining whether to accept an equity award. You shall not use this information for any purpose prohibited by the Company’s policies and guidelines concerning insider trading and unauthorized disclosure or use of information.
Certain Definitions: The following definitions apply in this Restricted Stock Unit Agreement:
(1) “Company” or “the Company” means HDI and all of its subsidiaries and affiliates engaged in the development, manufacture, procurement, marketing, financing, or selling of two- or three-wheeled motorcycles; motorcycle parts, accessories, and clothing; or other motorcycle-related or motorcycle brand-identified products or services including financial services.
(2) “Competitive Business” as used in this Restricted Stock Unit Agreement means any person, firm, corporation, or entity of any type other than the Company that: (a) is engaged in developing, making, marketing or selling: (i) two- or three-wheeled motorcycles; (ii) motorcycle parts, motorcycle accessories, and/or motorcycle clothing; or (iii) other motorcycle-related or motorcycle brand-identified products or services; and (b) markets or sells, or attempts, intends, or is reasonably expected to market or sell, directly or indirectly such as through a dealer or dealer network, any of these products or services in any Prohibited Territory. Examples of a Competitive Business provided for your convenience and subject to change in an evolving marketplace include, but are not limited to the following: KTM AG; Husqvarna Motorcycles GmbH; Royal Enfield; Erik Buell Racing LLC; MV AGUSTA Motor S.p.A.; Parts Unlimited; Tucker Rocky Distributing; Polaris Industries, Inc.; Victory Motorcycles; Indian Motorcycle Company; Triumph Motorcycles Ltd.; Honda Racing Corporation; Yamaha Motor Co., Ltd.; Suzuki Motor Corporation; Kawasaki Motorcycle & Engine Company; Zero Motorcycles, Inc.; Brammo, Inc.; BMW Motorrad; Bombardier Recreational Products Inc.; Bajaj Auto Limited; TVS Motor Company Ltd.; The Hero Group, Ltd.; and Ural Motorcycles. Tesla, Inc. would be another example of a Competitive Business if Tesla is engaged in developing, manufacturing, marketing or selling a two- or three-wheeled motorcycle and/or related products or services. This non-exhaustive list of examples of competitive businesses does not limit the scope of the definition of Competitive Business provided above.
(3) “Confidential Information” means any information that is not generally known outside the Company relating to any phase of business of the Company, whether existing or foreseeable, including information conceived, discovered or developed by you. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and any information received by the Company under an obligation of confidentiality to a third party.
(4) “Prohibited Territory” shall mean any country in which the Company, at any time during the time period from the date of this Restricted Stock Unit Agreement through the last day of your employment with the Company, (a) directly or indirectly, such as through a dealer network, marketed or sold its motorcycles or motorcycle-related products or services, or (b) had documented plans to market or sell, directly or indirectly, its motorcycles or motorcycle-related products or services (unless such plans had been abandoned).
(5) “Trade Secrets” means any information, including any data, plan, drawing, specification, pattern, procedure, method, computer data, system, program or design, device, list, tool, or compilation, that relates to the present or planned business of the Company and which: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means to, other persons who can obtain economic value from their disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy. To the extent that the foregoing definition is inconsistent with a definition of "trade secret" under applicable law, the latter definition shall control.
(6) Neither Confidential Information nor Trade Secrets include general skills or knowledge or skills that you obtained prior to your employment with the Company.
Confidentiality:
(1) During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not use or disclose any Confidential Information except for the benefit of the Company in the course of your employment by the Company and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company, or for your benefit or the benefit of anyone else other than the Company.
(2) During the time period from the date of this Restricted Stock Unit Agreement and for so long thereafter as such information is not generally known to, and not readily ascertainable by proper means to, other persons who can obtain economic value from its disclosure or use, you will maintain all Trade Secrets to which you have received access while employed by the Company as confidential and as the property of the Company.
(3) Upon termination of your employment with the Company, you will turn over immediately to the Company all Confidential Information and Trade Secrets (including all paper and electronic copies), and you shall retain no copies thereof. You shall attend an exit interview at or around the time of termination and sign a written statement certifying your compliance with the terms of this Restricted Stock Unit Agreement.
Competitive Employment: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business accept or perform any employment or service or provide any assistance, whether as an employee, consultant, contractor, agent, officer, director, investor, member, or otherwise, in any position or capacity in which your knowledge of Confidential Information or Trade Secrets of the Company or personal association with the goodwill of the Company could reasonably be considered useful.
No Solicitation of Certain Employees: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any employee of the Company who was subject to your direct supervision or about whom you received any Confidential Information, in either event during any part of the last two years of your employment with the Company, to accept any employment, consulting, contracting or other confidential relationship with a Competitive Business.
No Solicitation of Certain Customers: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any customer, distributor or dealer of the Company’s products or services to terminate its relationship with the Company or to purchase or deal in products or services competitive with the Company’s products or services, if you had any material contact with or learned any Confidential Information about the customer, distributor or dealer, in either event through performance of your job duties and responsibilities or through otherwise performing services on behalf of the Company during any part of the last two years of your employment with the Company.

Termination of Employment:
(1) If you cease to be employed by the Company for reasons other than Cause (as defined in the Plan) on or after age fifty-five (55) and if such cessation of employment occurred after the first anniversary of the Grant Date, then, effective immediately prior to the time of cessation of employment, any Restricted Stock Units that were not previously vested will become vested.
(2) Subject to clause (1), if your employment with the Company is terminated for any reason other than death, Disability or Retirement (based solely on clause (ii) of the definition of such term in the Plan, which requires the consent of the Committee), then you will forfeit any Restricted Stock Units that are not vested as of the date your employment is terminated.
(3) Subject to clause (1), if you cease to be employed by the Company by reason of death, Disability or Retirement (based solely on clause (ii) of the definition of such term), then, effective immediately prior to the time of cessation of employment, a portion of the unvested Restricted Stock Units in each Tranche will vest, which portion will be equal to the number of unvested Restricted Stock Units in that Tranche multiplied by a fraction the numerator of which is the number of Months (counting a partial Month as a full Month) from the Grant Date until the date your employment is terminated by reason of death, Disability or Retirement (based solely on clause (ii) of the definition of such term), and the denominator of which is the number of Months from the Grant Date to the applicable anniversary of the Grant Date on which such Tranche would otherwise have vested if your employment had continued, and you will forfeit the remaining Restricted Stock Units that are not vested. For purposes of this Agreement, a “Month” shall mean the period that begins on the first calendar day after the Grant Date or the applicable anniversary of the Grant Date that occurs in each calendar month, and ends on the anniversary of the Grant Date that occurs in the following calendar month.
Voting Rights and Dividends: You are not entitled to exercise any voting rights with respect to the Shares underlying your Restricted Stock Units. You will be credited with cash amounts equivalent to any dividends and other distributions paid with respect to the Shares underlying your Restricted Stock Units, so long as the applicable record date occurs before you forfeit such Restricted Stock Units, and such dividend equivalents will remain subject to the same risk of forfeiture and other terms as, and be paid at the time of settlement of, the Restricted Stock Units with respect to which they were credited. If, however, any dividends or distributions with respect to the Shares underlying your Restricted Stock Units are paid in Shares rather than cash, you will be credited with additional Restricted Stock Units equal to the number of shares that you would have received had your Restricted Stock Units been actual Shares, and such Restricted Stock Units will be subject to the same risk of forfeiture and other terms of this Restricted Stock Unit Agreement as are the Restricted Stock Units with respect to which they were credited. Amounts credited to you in the form of additional Restricted Stock Units will be settled (if vested) at the same time as the Restricted Stock Units with respect to which they were credited.
Settlement: Your Restricted Stock Units will be settled at the following times, to the extent then vested, by delivery to you of cash in the amount provided below (each, an “RSU Payment”):
•The Tranche #1 Restricted Stock Units will be settled following the first anniversary of the Grant Date;
•The Tranche #2 Restricted Stock Units will be settled following the second anniversary of the Grant Date; and
•The Tranche #3 Restricted Stock Units will be settled following the third anniversary of the Grant Date;
provided that all then-vested Restricted Stock Units that have not previously been settled will be settled upon your “separation from service” within the meaning of Code Section 409A; provided further that, if you are a “specified employee” within the meaning of Code Section 409A at the time or your separation from service, then, to the extent required to avoid the income inclusion, interest and additional tax imposed by Code Section 409A, settlement of your Restricted Stock Units on account of such separation from service shall be made on the first date that is six (6) months after the date of the separation from service.
Each RSU Payment will (i) be in amount equal to (x) the number of Restricted Stock Units that have become vested on such date multiplied by (y) the Fair Market Value of a share of Common Stock of HDI on the vesting date and (ii) be paid to you on or within thirty (30) days following the applicable vesting date, subject to and conditioned upon your continued employment or service, as applicable, to the Company or LiveWire EV, LLC or its affiliates through the applicable vesting date.
Tax Withholding: To the extent that your receipt of Restricted Stock Units, the vesting of Restricted Stock Units, or your receipt of payments in respect of Restricted Stock Units results in a withholding obligation to the Company with respect to federal, state or local taxes, the Company has the right and authority to deduct or withhold from any compensation it would pay to you (including payments in respect of Restricted Stock Units) an amount, and/or to treat you as having surrendered vested Restricted Stock Units having a value, sufficient to satisfy its withholding obligations. In its discretion, the Company may require you to deliver to the Company or to such other person as the Company may designate at the time the Company is obligated to withhold taxes that arise from such receipt or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations.
Rejection/Acceptance: You have ninety (90) days following the Grant Date to accept this Award through your Fidelity account. If you have not accepted this Award within ninety (90) days following the Grant Date, the Restricted Stock Units granted herein shall be automatically forfeited. If you choose to accept this Restricted Stock Unit Agreement, then you accept the terms of this Award, acknowledge these tax implications and agree and consent to all amendments to the Plan, the Harley-Davidson, Inc. 2009 Incentive Stock Plan and the Harley-Davidson, Inc. 2014 Incentive Stock Plan through the Grant Date as they apply to this Award and any prior awards to you of any kind under such plans.

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